UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2012

LUCKY BOY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-146675	27-3787574
(State or Jurisdiction)	(Commission File Number)	(IRS Employer ID Number)

7230 Indian Creek Ln., Ste 201, Las Vegas, NV 89149

(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: (702) 839-4029

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 24, 2012, Lucky Boy Silver Corp. entered into an agreement with GeoXplor Corporation to purchase a 100% interest in and to the Chedic Graphite Property consisting of 20 Mineral Lode Claims in Township, 15 North, Range 19 East, Sections 25 & 26 Carson City, NV mining claims compromising approximately 400 acres.

The purchase price for the Property is a total of $425,000 in cash, an Issuance of 2,500,000 shares of the Purchaser’s Restricted Common Stock, and a work commitment on the Property of up to $1,000,000 over four years as follows:

a.) Cash Consideration: Purchaser will pay Seller $425,000 USD in cash consideration as follows :

i)	USD $50,000 upon the signing of this Agreement ( the “Effective Date” ),
ii)	an additional USD $25,000 on or before 6 months from the Effective Date ,
iii)	an additional USD $25,000 on or before 12 months from the Effective Date,
iv)	an additional USD $50,000 on or before 18 months from the Effective Date,
v)	an additional USD $75,000 on or before 24 Months from the Effective Date,
vi)	an additional USD $50,000 on or before 30 months from the Effective Date,
vii)	an additional USD $50,000 on or before 36 months from the Effective Date,
viii)	an additional USD $50,000 on or before 42 months from the Effective Date,
ix)	an additional USD $50,000 on or before 48 months from the Effective Date ( for a total cash consideration of $425,000 on or before 48 months from and after the Effective Date. )

b) Stock Consideration: (restricted common shares)

i)	500,000 shares upon the signing of this Agreement ( the “Effective Date“),
ii)	500,000 shares on or before 6 months from the Effective Date,
iii)	500,000 shares on or before 18 months from the Effective Date,
iv)	500,000 shares on or before 24 months from the Effective Date,
v)	500,000 shares on or before 48 months from the Effective Date,

c) Work Commitment:

Purchaser will provide funds for the conduct of a program of work to be undertaken by the Seller for the benefit of the Property of not less than USD $1,000,000 over 4 years as follows:

i)	$100,000 on or before 12 months from the Effective Date,
ii)	$300,000 on or before 24 months from the Effective Date,
iii)	$300,000 on or before 36 months from the Effective date ,
iv)	$300,000 on or before 48 months from the Effective Date.

Item 9.01. Financial Statements and Exhibits

Exhibits

No.	Exhibits

99a	Agreement with GeoXplor Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY BOYSILVER CORP.

/s/ Ken Liebscher
Ken Liebscher
President, Chief Executive Officer, and Director
May 2, 2012

EXHIBIT INDEX

No.	Exhibits

99a	Agreement with GeoXplor Corporation.